SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               NOVEMBER 12, 2009


                              ENTECH  SOLAR, INC.
                              -------------------
               (Exact Name of Registrant as specified in charter)

 Delaware                           0-16936                       33-0123045
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(State or other jurisdiction       (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)


  13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas          76177
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      (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code:   817/ 379-0100


                                      N/A
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     (e) On November 12, 2009, the Compensation Committee of Entech Solar, Inc. (the "COMPANY") awarded options to three directors of the Company to purchase 2,500,000 shares of the Company's common stock at the exercise price of $0.13 per share, which will vest over three years commencing six months from the date of the award. Frank W. Smith and David A. Field were each awarded 1,000,000 options and Mark J. O'Neill was awarded 500,000 options. The options were awarded under the Company's 1999 Amended and Restated Incentive Stock Option Plan.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.


By:  /s/ Sandra J. Martin
----------------------------------------------------
     Sandra J. Martin
     Chief Financial Officer